EXHIBIT 32.1


                              Certification of CEO
                         Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002 regarding Quarterly
               Report on Form 10-KSB for the year ended April 30, 2007

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

1. The Company's Annual Report on Form 10-KSB for the fiscal period ended April 30, 2007, (the Form 10-KSB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    August 13, 2007               By:      /s/ Joseph Kristul
                                       ----------------------------------------
                                       Joseph Kristul
                                       Chief Executive Officer and
                                       Chief Financial Officer